Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
6. Property and Equipment, Net
Property and equipment, net consisted of the following:

	December 31,
(in thousands)	2023	2022
Laboratory equipment	$1,483	$1,395
Computer equipment	435	435
Construction-in-progress	—	104

Total property and equipment	1,918	1,934
Less: accumulated depreciation and impairment	(1,918)	(1,004)

Property and equipment, net	$—	$930

Depreciation expense was $0.4 million and $0.7 million for the years ended December 31, 2023 and 2022, respectively. As a result of the December 2023 announcement of the discontinuation of the Company’s three Phase 3 registrational trials and a comprehensive review of strategic alternatives, an impairment loss of $0.5 million was recognized on property and equipment
during the year ended December 31, 2023.